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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: June 20, 2002
(Date of earliest event reported)



                   Residential Asset Mortgage Products, Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                             333-86786             41-1955181
--------                             ---------             ----------
(State or Other Jurisdiction of  (Commission File       (I.R.S. Employer
Incorporation)                        Number)         Identification No.)

8400 Normandale Lake Blvd.                                     55437
                                                               -----
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000



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Item 5.        Other Events.
               ------------

                On June 20, 2002, the Registrant will cause the issuance and sale of Mortgage-Backed Pass-Through Certificates, Series 2002-SL1, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-IO, Class A-I-PO, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II- 4, Class M-I-1, Class M-I-2, Class M-I-3, Class M-II-1, Class M-II-2, Class M-II-3, Class B-I-1, Class B-I-2, Class B-I-3, Class B-II-1, Class B-II-2, Class B-II-3, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 2002, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, as Trustee.

                In connection with the sale of the Series 2002-SL1, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-IO, Class A-I-PO, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class M-I-1, Class M-I-2, Class M-I-3, Class M-II-1, Class M-II-2, Class M-II-3, Class R-I, Class R-II and Class R-III Certificates (except for a de minimis portion of each of the Class R Certificates) (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-86768, which Computational Materials are being filed manually as exhibits to this report.

                The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                The Computational Materials consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE".

                The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual


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        characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.



Item 7.      Financial Statements. Pro Forma Financial Information and Exhibits


         (a)   Financial Statements.
               --------------------

               Not applicable.

         (b)   Pro Forma Financial Information.
               -------------------------------

               Not applicable.

         (c)   Exhibits


                      Item 601(a) of
                      Regulation S-K
Exhibit No.           Exhibit No.                  Description

          1                      99                Computational Materials



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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.

                                                   By:   /s/Randy Van Zee
                                                   Name: Randy Van Zee
                                                   Title:Vice President

Dated: June 20, 2002



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                                        EXHIBIT INDEX



               Item 601(a) of       Sequentially
Exhibit        Regulation S-K       Numbered
Number.        Exhibit No.          Description                  Page

1              99                   Computational Materials      Filed Manually


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                                           EXHIBIT

                                   (Intentionally Omitted)

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